SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 13, 2002
                         CITADEL SECURITY SOFTWARE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                            000-33491                   75-2873882

(STATE OR OTHER            (COMMISSION FILE NUMBER)           (IRS EMPLOYER
JURISDICTION OF                                               IDENTIFICATION
INCORPORATION)                                                NUMBER)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292


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Item 7.    Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

Exhibit 99.1

Press Release dated November 13, 2002 of the Registrant.

Item 9.    Regulation FD Disclosure.

On November 13, 2002, Citadel Security Software Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By: /s/ STEVEN B. SOLOMON
    ---------------------
        Steven B. Solomon
        President and Chief Executive Officer

Dated as of November 13, 2002


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EXHIBIT INDEX

Exhibit Number
--------------------------------------------------------------------------------
    Description
--------------------------------------------------------------------------------

99.1    Press Release dated November 13, 2002, of the Registrant.


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